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                                                                    NEWS RELEASE
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                                                           FOR IMMEDIATE RELEASE

ENGlobal Corporation


                                                   CONTACT:  Natalie S. Hairston
                                                                  (281) 878-1000
                                                                 ir@ENGlobal.com
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    SANDERS MORRIS HARRIS INITIATES RESEARCH COVERAGE ON ENGLOBAL CORPORATION

HOUSTON, TX, OCTOBER 2, 2006 - ENGlobal Corporation (AMEX: ENG), a leading provider of engineering services, today announced that Sanders Morris Harris Group, Inc., an independent financial services firm and investment bank ("SMHG"), has initiated research coverage on the Company. SMHG's research report was issued by David Yuschak, CFA, and Craig Bell, CFA, emerging growth analysts, who have more than 25 years of combined sell-side research experience. The report was prepared and published by SMHG and reflects fully independent third party research that was not commissioned or endorsed by ENGlobal.

About Sanders Morris Harris Group
---------------------------------
Sanders Morris Harris Group is a financial services holding company headquartered in Houston that manages more than $11 billion in client assets. It is the largest investment banking firm headquartered in the Southwest and provides a full range of asset and wealth management services and investment banking services including underwriting of private placements and public offerings of equity and debt securities, as well as financial advisory services. It also offers institutional equity sales, trading, and research, as well as prime brokerage services for hedge funds and fixed income securities sales and trading. Its operating entities are Sanders Morris Harris, Charlotte Capital, Kissinger Financial Services, Salient Partners, Salient Trust Co. LTA, SMH Capital Advisors, Select Sports Group, and The Edelman Financial Center. Sanders Morris Harris Group has more than 550 employees in 20 states. Additional information is available at www.smhgroup.com.

About ENGlobal Corporation
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ENGlobal Corporation provides engineering, automation systems, field inspection, and land management and regulatory services principally to the petroleum refining, petrochemical, pipeline, production, and process industries throughout the United States and internationally. ENGlobal's multi-disciplinary engineering group develops projects from the initial planning stage through detailed design, procurement, and construction management. The systems group designs, fabricates, and supports control, instrumentation and analyzer systems utilized in various energy and process-related industries. The land management group provides land management, environmental compliance, governmental regulatory and related services to the power, energy, transportation, telecommunications and governmental sectors. The Company, with its subsidiaries, now employs over 2,100 employees in 18 offices and occupies over 400,000 square feet of office and manufacturing space. In 2004 and 2005, the Company was named the #1 fastest growing engineering firm in the United States and Canada by ZweigWhite and was ranked #2 in 2006 and 2003. Further information about the Company and its subsidiaries is available at www.ENGlobal.com.


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        654 N. Sam Houston Parkway E. o Suite 400 o Houston, Texas 77060
                                www.ENGlobal.com

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ENGlobal Corporation Press Release
October 2, 2006
Page 2



Safe Harbor for Forward-Looking Statements
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Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws and are subject to risks and uncertainties including, but not limited to; (1) the Company's ability to achieve its business strategy while effectively managing costs and expenses;
(2) the Company's ability to successfully and profitably integrate acquisitions; and (3) the continued strong performance of the energy sector. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors detailed from time to time in ENGlobal's filings with the Securities and Exchange Commission. There can be no assurance that the initiation of coverage by Sanders Morris Harris Group will favorably impact the Company's profile in the business community, trading volume or stock price. In addition, reference is hereby made to cautionary statements set forth in the Company's most recent reports on Form 10-K and 10-Q, and other SEC filings. Also, the information contained in this press release is subject to the risk factors identified in the Company's most recent Form 10-K.

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